

MUNDOVAL FUND
GLOBAL VALUE INVESTING

As of March 31, 2025

INVESTMENT STRATEGY

The Mundoval Fund seeks long-term capital appreciation by investing in U.S. and international businesses.

The Fund's strategy focuses on value style investing by owning shares of companies believed to be trading at a discount to their intrinsic value.

DIFFERENTIATING FACTORS

- Portfolio Manager invested alongside clients.
- Long-term, multi-year investment horizon and low turnover of portfolio holdings.
- Consistent application of investment philosophy through market cycles.
- Conservative business valuation estimates that prioritize free cash flow generation.

Portfolio Manager
Arthur Q. Johnson, CFA
Since Fund inception

Investment Advisor
Mundoval Capital Management, Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037
(858) 454-4837
www.mundoval.com

[2]RISKS & IMPORTANT CONSIDERATIONS

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

GEOGRAPHIC DIVERSIFICATION



6.04%
20.53%
73.43%
Domestic
International
Net Cash 1

[1]Net Cash represents cash equivalents and other assets less liabilities.

INDUSTRY DIVERSIFICATION

Information Technology	27.77%
Communication Services	14.88%
Consumer Discretionary	12.49%
Healthcare	12.36%
Financials	10.68%
Consumer Staples	7.78%
Industrials	5.78%
Energy	1.45%
Materials	0.77%
Utilities	0.00%
Net Cash[1]	6.04%

TOP 10 HOLDINGS

Mastercard Inc. Class A	11.26%
Apple, Inc.	8.21%
Alphabet, Inc. Class C	7.06%
Alphabet, Inc. Class A	6.99%
LVMH Moët Hennessey Louis Vuitton ADR	5.09%
The TJX Companies, Inc.	5.00%
Taiwan Semiconductor Manufacturing Company	4.43%
Bank of America Corporation	4.29%
Novo Nordisk A/S	4.28%
Berkshire Hathaway Inc. Class B	3.50%

FUND FACTS

Ticker	MUNDX
CUSIP	62613P202
Inception Date	9/3/2004
Total Holdings	42
2024 Portfolio Turnover	15%
Net Assets (millions)	$24.35
Total Expense Ratio	1.51

No sales loads or distribution fees.

AVERAGE ANNUAL TOTAL RETURNS [2]



-4.52%
-1.79%
-2.02%
7.04%
2.56
7.58%
12.15%
16.13%
8.58%
10.15%
7.81%
9.50%
7.34%
8.27%
1Q25
1-Year
3-Year
5-Year
7-Year
10-Year
Since Inception*
Non-annualized
Mundoval Fund
MSCI World Index

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION[2,3]



$42,963
$53,000
$43,000
$33,000
$23,000
$13,000
$3,000
-$7,000
2006
2011
2016
2021

[3]A hypothetical $10,000 investment in the Fund at inception on 9/3/04 would have been worth $42,962.84 on 3/31/2025 All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. This chart does not imply future performance.*

MUNDOVAL FUND
GLOBAL VALUE INVESTING

1Q25 Quarterly Commentary

Portfolio Review:

The Mundoval Fund reported a rate of return of -4.52% in the first quarter versus -1.79% for the MSCI World Index during the same period. Since inception date of the Fund on September 3, 2004, the average annualized rate of return for the Mundoval Fund has been 7.34% versus 8.27% for the MSCI World Index.

Positive factors impacting investment performance for the Fund during the quarter included the Industrials Sector (RTX Corp. & Northrup Grumman), Financial Sector (Berkshire Hathaway Inc., Mastercard and VISA, Inc.) and Health Care Sector (United Health, Elevance Health Inc.). Negative factors impacting investment performance for the Fund during the quarter include the Communication Services Sector (Alphabet, Inc.), Health Care Sector (Novo Nordisk A/S) and Information Technology (Apple Inc. & Taiwan Semiconductor Co. Ltd.).

During the quarter the Fund sold shares of Western Pharmaceutical Services, Inc. The geographic diversification of the Fund as of March 31, 2025, is 73.43% Domestic stocks, 20.53% International stocks, and 6.04% cash equivalents. The Fund owned shares of common stock in 41 companies.

Manager Commentary:

Investor concerns about trade tariffs and the potential for a slowing economy carried the S&P 500 Index and Nasdaq Composite to their worst quarters since 2022 posting -4.6% and -10.4% rates of return respectively. International and Emerging Market stocks, as measured by the MSCI EAFE Index & MSCI Emerging Markets Indices outpaced U.S. stocks by posting returns 6.9% and 2.9% respectively. Healthcare, Consumer Staples and Utilities sector businesses were relatively resilient during the quarter while the Information Technology and Consumer Discretionary sectors posted negative rates of return.

During the first quarter, Mastercard announced that it had repurchased 23 million shares of its common stock at a cost of $11.0 billion and paid $2.4 billion in dividends in fiscal 2024. The company still has $14.5 billion remaining under its approved share repurchase program. RTX Corp. delivered a very strong year of performance in 2024 with meaningful growth in organic sales and earnings, and a $218 billion backlog of orders for their defense equipment. Warren Buffett, Chairman of Berkshire Hathaway, reported in the 2024 Annual Report, “Berkshire shareholders can rest assured that we will forever deploy a substantial majority of their money in equities. Throughout my life I have depended on the success of American businesses, and I will continue to do so.”

Thank you for your business & continued support.

Arthur Q. Johnson, CFA

Average Annualized Total Returns as March 31, 2025

	1Q 2025 (Non-Annualized)	1-Year	3-Year	5-Year	7-Year	10-Year	Since Inception (9/3/04)
Mundoval Fund	-4.52%	-2.02%	2.56%	12.15%	8.58%	7.81%	7.34%
MSCI World Index	-1.79%	7.04%	7.58%	16.13%	10.15%	9.50%	8.27%

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. The Fund's total expense ratio is 1.51%. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

7855 Ivanhoe Avenue, Suite 210 | La Jolla, CA 92037 | (858) 454-4837 | info@mundoval.com | www.mundoval.com